                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          March 13, 2007
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

          Delaware                  001-13403                   84-1032638
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(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)

  4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri        64116
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         (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code   (816) 584-5000
                                                          ----------------------
                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

     On March 13, 2007,  American Italian Pasta Company (the "Company") executed a  First  Amendment  (the  "Amendment")  to  the  Amended  and  Restated  Credit
Agreement,  dated as of March 13,  2006,  by and  between the  Company,  various financial  institutions and Bank of America,  N.A., as lender and administrative agent.

     The terms of the Amendment  provide,  among other things,  the extension of certain  financial  reporting  covenants.  Under the  Amendment,  the Company is required to deliver its fiscal 2005 and fiscal 2006 audited financial statements to the  lenders  by  December  31,  2007.  If the  Company  were to not file its statements  by December  31, 2007,  it could be in default of this  covenant and could be subject to default interest.

     The Amendment also (i) lowers the interest the Company  currently pays at a
LIBOR  rate plus 600 basis  points to a LIBOR  rate plus 500 basis  points  upon delivery of fiscal 2005 and fiscal 2006 audited financial  statements,  and (ii)
allows a further  interest  rate  reduction  after March 14, 2008 based on LIBOR plus 450 basis points should the Company meet certain financial leverage ratios.
In  addition,   the  Amendment  modifies  the  prepayment  penalties  (including commitment  reduction  costs under the  revolving  loan  commitment)  should the
Company pay off the loans and terminate the revolving loan commitment  through a refinancing  or other means before March 13, 2008. The Amendment also allows the
Company to make a one-time $10.0 million  voluntary  prepayment of the term loan without incurring a prepayment penalty.

     The Amendment is attached hereto as Exhibit 4.2 and incorporated  herein by reference.  The  foregoing  summary is qualified in its entirety by reference to the Amendment.

Item 8.01  Other Events.

     On March 14, 2007,  American Italian Pasta Company (the "Company") issued a press release providing  updates on developments  regarding the Company's credit facility,  the progress of the restatement of the Company's historical financial statements, and the Company's status with the New York Stock Exchange. The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

          (d)  Exhibits.

          4.2  First  Amendment,  dated as of March 13, 2007, to the Amended and
               Restated  Credit  Agreement,  dated as of March 13, 2006,  by and between the Company,  various financial  institutions and Bank of
               America, N.A., as lender and administrative agent.

          99.1 Press release dated March 14, 2007.

SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date: March 16, 2007              AMERICAN ITALIAN PASTA COMPANY

                                       By:  /s/ Robert Schuller
                                          --------------------------------------
                                            Robert Schuller
                                            Executive Vice President &
                                            General Counsel

                                  EXHIBIT INDEX

Exhibit Number      Description

     4.2            First Amendment,  dated as of March 13, 2007, to the Amended and Restated Credit  Agreement,  dated as of March 13, 2006, by and between the Company,  various financial  institutions and Bank of  America,  N.A.,  as lender  and  administrative agent.

     99.1           Press release dated March 14, 2007.